Summary Prospectus for New Investors
for Qualified Variable Deferred Group Annuity Contract
Issued by
Horace Mann Life Insurance Company
May 1, 2022
This Summary Prospectus summarizes key features of the Contract (“Qualified Variable Deferred Group Annuity Contract”) and Certificates issued thereunder (“Certificates”). Before you invest, You should also review the prospectus for the Qualified Variable Deferred Group Annuity Contract, which contains more information about the Contract and Certificates thereunder, including its features, benefits, and risks. You can find the prospectus and other information about the Contract online at dfinview.com/HoraceMann/TAHD/QVDGAC. You can also obtain this information at no cost by calling 1-800-999-1030 or by sending an email request to contactcenterannuity@horacemann.com.
You may cancel Your Certificate within 30 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, You will receive the greater of: (1) the premium payments made for the Certificate , less any withdrawals and any outstanding loan balance; or (2) the Participant Account Value minus any applicable premium bonus as of the date the returned Certificate was received. We will pay the refund within 7 calendar days after We receive the Certificate . Upon return of the Certificate, it will be deemed void. You should review the prospectus, or consult with Your investment professional, for additional information about the specific cancellation terms that apply.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved this contract or passed upon the adequacy of this summary prospectus. Any representation to the contrary is a criminal offense.
To receive prospectuses and other annuity-related documents electronically, sign-up for eDelivery. Visit https://customer.horacemann.com/MyAccount/Login/Login to register or log in to Your account. Your eDelivery preferences can be found on the eCommunications tab in My Profile.
This prospectus and the underlying fund prospectuses are also available online at dfinview.com/HoraceMann/TAHD/QVDGAC.
We appreciate Your cooperation as we work to reduce the volume of paper we distribute. While we’re committed to providing you with the information you need in the format you prefer, we are always looking for ways to reduce paper use.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for underlying investment options available under your variable annuity contract (“reports”) will no longer be sent by mail, unless you specifically request paper copies of the reports from Horace Mann Life Insurance Company (“HMLIC”). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive reports and other communications from HMLIC electronically by logging into the “my account” section of horacemann.com and clicking on edelivery preferences. Once in the edelivery preferences you can indicate Your preference for edelivery. Or, you can call customer service at 1-800-999-1030 and elect to have Your reports delivered to you electronically.
You may elect to receive all future reports in paper free of charge. You can inform HMLIC that you wish to continue receiving paper copies of reports by logging into the “my account” section of horacemann.com and electing to receive Your shareholder reports in paper. You can also call 1-800-999-1030 and ask customer service to change Your election. Your election to receive reports in paper will apply to all underlying investment options available under Your Certificate.
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Definitions
Account Value: The sum of the Fixed Account Value and the Variable Account Value.
Accumulation Unit: A unit of measurement used to determine the value of a Participant’s interest in a Subaccount before Annuity Payments begin.
Accumulation Unit Value: The value of an Accumulation Unit on any Valuation Date.
Annuitized Value: The amount applied to purchase Annuity Payments. It is equal to the Participant Account Value on the Annuity Date, adjusted for any applicable Market Value Adjustment and less any applicable premium tax.
Annuity Date: The date Annuity Payments begin. The criteria for setting an Annuity Date are set forth in Your Certificate, and the anticipated Annuity Date is shown on the Annuity Data pages of Your Certificate.
In addition, Qualified Contracts often have certain limitations upon election of an Annuity Date. Generally, distributions under Qualified Contracts must begin by April 1 following the calendar year in which the Participant reaches age 72.
Annuity Payments: A series of payments beginning on the Annuity Date.
Annuity Period: The period during which Annuity Payments are made.
Certificate : The document issued to each Participant under a Contract describing the terms of the Contract and the rights and benefits of the Participant.
Certificate Account Value: A Certificate Account’s Fixed Account Value plus the Certificate Account’s Variable Account Value.
Certificate Anniversary: The same day and month as a Certificate Date for each succeeding year of a Certificate.
Certificate Year: A period of twelve months beginning on the Certificate Date or any Certificate Anniversary.
Contract : The group flexible premium deferred variable annuity contract this prospectus offers. This document describes the terms of the annuity contract, the rights of the Contract Owner and the rights and benefits of the Participants.
Contract Owner: The entity identified as the Contract Owner on the Annuity Data pages of a Certificate.
Fixed Account: An account established to receive the Net Premium, any applicable premium bonus, and the transfers allocated to the General Fixed Account and any Guarantee Period Account(s). Fixed Account money is invested along with other insurance funds in Our general account.
General Fixed Account: A Participant’s portion of an interest-bearing account set up to receive the Net Premium and the transfers allocated to such account under the Participant Account. The General Fixed Account is distinguished from the Guarantee Period Account option(s) of the Fixed Account.
Guarantee Period Account(s): Fixed Account option(s) that may be offered under a Certificate that provide a guaranteed interest rate for a specified period of time (“Guarantee Period”) and to which a Market Value Adjustment may apply.
HMLIC, We, Us, Our: Horace Mann Life Insurance Company.
Investment Options: The Fixed Account option(s) and the Underlying Funds in which the Subaccounts invest.
Market Value Adjustment: For any Guarantee Period Account, an increase or decrease in the surrender value or withdrawal value, a transfer amount, or in the amount applied to an annuity option. A Market Value Adjustment reflects changes in the level of prevailing current interest rates since the beginning of each Guarantee Period.
Net Premium: The premium payments paid to HMLIC under the Contract Account and Certificate Account of a Certificate, less any applicable premium tax.
Participant (You, Your): A person to whom a Certificate showing participation under a Contract has been issued.
Participant Account: An account established for each Participant to receive premium payments made by or on behalf of the Participant.
Participant Account Value: The Contract Account Value plus the Certificate Account Value, before Annuity Payments begin.
Plan : The employer-sponsored retirement plan under which a Certificate is issued, evidenced by a written Plan Document.
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Qualified Contract: The term “Qualified Contract” in this prospectus will be used to describe the following Contracts and the Certificates thereunder: IRC Section 403(b) tax sheltered annuity (“403(b) Contract”); IRC Section 457(b) eligible governmental deferred compensation plan annuity (“457(b) Contract”); and IRC Section 401 qualified annuity (“401 Contract”).
Qualified Retirement Plan: Employer retirement plans established under Internal Revenue Code (IRC) Sections 401(a) or 403(b) or 457(b).
Required Minimum Distribution: The amount required to be withdrawn from Your Certificate after You reach age 72 or upon Your death. See “Tax Consequences – Required Minimum Distributions”.
Separate Account: The Horace Mann Life Insurance Company Qualified Group Annuity Separate Account, a segregated variable investment account consisting of Subaccounts each of which invests in a corresponding Underlying Fund. The Separate Account was established by HMLIC under Illinois law and is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “Act”).
Subaccount : A division of the Separate Account that invests in shares of a corresponding Underlying Fund.
Underlying Funds, Portfolio Companies: All open-end management investment companies registered under the Act that are listed in this document and are available for investment by the Separate Account. The terms Underlying Funds and Portfolio Companies are used interchangeably in this prospectus.
Valuation Date: Any day on which the NYSE is open for trading and on which the net asset value of each share of the Underlying Funds is determined. The Valuation Date ends at 3:00 p.m. Central Time or the close of the NYSE if earlier. We deem receipt of any Net Premium or transaction request to occur on a particular Valuation Date if We receive the Net Premium or request (in either case, with all required information and documentation) at Our Home Office before 3:00 p.m. Central Time or the close of the NYSE, if earlier on that day. If received at or after 3:00 p.m. Central Time or the close of the NYSE, if earlier, We deem receipt to occur on the following Valuation Date.
Variable Account: A Participant’s portion of the Separate Account set up to receive Net Premium, any applicable premium bonus and transfers allocated to the Separate Account under the Participant Account.
Variable Account Value: The dollar value of the Variable Account under a Certificate before Annuity Payments begin. This dollar value will vary based on the investment performance of the corresponding Underlying Fund(s).
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Important Information You Should Consider About the Contract

	Fees and Expenses	Location in Statutory Prospectus
Charges For Early Withdrawals	If You make a withdrawal from or surrender the Certificate, You may be assessed a surrender charge up to 8.0% of the amount withdrawn or surrendered.
For example, if You make an early withdrawal, You could pay a surrender charge of up to $8,000 on a $100,000 investment.

Surrender charges are applied to surrenders and withdrawals based on the date the premium payment is made and not on the effective date of the Certificate.

	See Your Certificate for the surrender charge schedule that applies to You. In no event will the surrender charge apply after the 10th Certificate Anniversary. If Your Certificate does include surrender charges the maximum charges would be year 1, 8%, year 2, 7.5%, year 3, 7%, year 4, 6%, year 5, 5% and 0% thereafter.	The Contract - Deductions and Expenses - Surrender Charges
Transaction Charges	Any premium taxes relating to this Certificate may be deducted from the premium or deducted in computing the Annuitized Value, when applicable. Such premium taxes and the time of deduction of those taxes will be determined by the Participant’s current place of residence. Premium taxes currently range from 0% to 3.5% for Certificates issued under Qualified Retirement Plans, as defined in this prospectus.	The Contract - Transactions
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	Fees and Expenses			Location in Statutory Prospectus
Ongoing Fees and Expenses (Annual Charges)	The table below describes the fees and expenses that You may pay each year, depending on the options You choose. Please refer to Your Annuity Data pages for information about the specific fees You will pay each year based on the options You have elected.	The Contract - Deductions and Expenses - Mortality and Expense Risk Fee (“M&E Fee”)

The Contract - Deductions and Expenses - Annual Maintenance Fee

Additional Information About Fees - Annual Portfolio Company Expenses
	Annual Fee	Minimum	Maximum
	Base Contract	0.75% of the Participant Account Value	1.29% of the Participant Account Value
	Investment Options (Portfolio Company Fees and Expenses)	0.13% as a percentage of Portfolio Company assets.	1.35% as a percentage of Portfolio Company assets.
	Optional Benefits Available for an Additional Charge (For a Single Optional Benefit , if Elected)	0.05% as a percentage of average Participant Account Value. This charge is the current charge for the least expensive optional benefit.	0.50% as a percentage of average Participant Account Value. This charge is the current charge for the most expensive optional benefit.
Because Your Certificate is customizable, the choices You make affect how much You will pay. To help You understand the cost of owning Your Certificate, the following table shows the lowest and highest cost You could pay each year, based on current charges. This estimate assumes that You do not take withdrawals from the Certificate .
	LOWEST ANNUAL COST:	HIGHEST ANNUAL COST:
	$1,432	$3,042
	Assumes:	Assumes:
• Investment of $100,000
• 5% annual appreciation
• Least expensive combination of Contract classes and Portfolio Company fees and expenses
• No optional benefits
• No sales charges
• No additional purchase payments, transfers or withdrawals	• Investment of $100,000
• 5% annual appreciation
• Most expensive combination of Contract classes, and Portfolio Company fees and expenses
• No optional benefits
• No sales charges
• No additional purchase payments, transfers or withdrawals
Risks
Risk of Loss	You can lose money by investing in this Certificate , including loss of principal.			The Contract - Principle Risks of Investing in the Contract - Poor Investment Performance
Not a Short-term Investment	This Certificate is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
	The benefits of tax deferral also mean the Certificate is more beneficial to investors with a long-time horizon.			The Contract - Principle Risks of Investing in the Contract - Poor Investment Performance
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Risks	Location in Statutory Prospectus
Risks Associated with Investment Options	An investment in this Certificate is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options available under the Certificate (e.g., Portfolio Companies).
Each Investment Option (including any Fixed Account Investment Option) will have its own unique risks.
You should review these Investment Options before making an investment decision.	Horace Mann Life Insurance Company - The Fixed Account - The Separate Account and the Portfolio Companies - The Portfolio Companies
Insurance Company Risks	An investment in the Certificate is subject to the risks related to Horace Mann Life Insurance Company (HMLIC). Any obligations (including under any Fixed Account Investment Options), guarantees, or benefits are subject to the claims-paying ability of HMLIC. More information about HMLIC , including its financial strength ratings, is available upon request from HMLIC, and may be obtained by calling 1-800-999-1030 or visiting http://www.horacemann.com/why-us/a-history-of-financial-strength.	Horace Mann Life Insurance Company - The Fixed Account - The Separate Account and the Portfolio Companies - The Fixed Account

Horace Mann Life Insurance Company - The Fixed Account - The Separate Account and the Portfolio Companies - The Separate Account

The Contract - Deductions and Expenses - Risks We Assume
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	Restrictions	Location in Statutory Prospectus
Investments	HMLIC reserves the right to remove or substitute Underlying Funds as Investment Options that are available under the Certificate.
At any time before Your Certificate’s Annuity Date, You may transfer amounts from one Subaccount to another, and to and from the Fixed Account of the Certificate, subject to certain restrictions. Transfers from a Guarantee Period Account to the General Fixed Account or to the Variable Account, or between Guarantee Period Accounts, may be subject to a Market Value Adjustment.
We reserve the right to restrict or terminate the transfer privilege for any specific Participant if, in Our judgment, the Participant is using the Certificate for the purposes of market timing or for any other purpose that We, in Our sole discretion determine to be potentially detrimental to other shareholders of an Underlying Fund.

If HMLIC determines that You are engaging in a pattern of transfers that reflects a market timing strategy or is potentially harmful to other Participants, it will notify You in writing of any restrictions.	Horace Mann Life Insurance Company - The Fixed Account - The Separate Account and the Portfolio Companies - The Portfolio Companies - Selection of Portfolio Companies

The Contract - Transactions - Transfers

The Contract - Transactions - Market Timing
Optional Benefits	Optional benefits may not be available in all states or in all Plans. You should refer to the Contract and enrollment form for the optional riders available to You.

Guaranteed Minimum Death Benefit Riders will not be issued on or after the Participant’s 70th birthday.

The Guaranteed Minimum Death Benefit Riders cannot be terminated by the Participant or the Contract Owner after the Certificate Date.

	Under certain Guaranteed Minimum Death Benefit Riders, We reserve the right to restrict allocations or transfers to the Fixed Account or any of the Subaccounts.	The Contract – Death Benefit – Guaranteed Minimum Death Benefit Riders
Taxes
Tax Implications	An investor should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the Certificate. There is no additional tax benefit to the investor when the Certificate is purchased through a tax-qualified plan. Withdrawals will be subject to ordinary income tax and may be subject to tax penalties.	Tax Consequences - Taxation of Qualified Contracts
Conflicts of Interest
Investment Professional Compensation	Some investment professionals may receive compensation for selling a contract to investors. This compensation is typically paid in the form of commissions, but the sale of the Certificate may also count toward the investment professional’s qualification for receipt of cash and non-cash compensation related to sales incentives or contests. These investment professionals may have a financial incentive to offer or recommend the Certificate over another investment.	Other Information - Distribution of the Contract
Exchanges	Some investment professionals may have a financial incentive to offer an investor a new contract in place of the one he or she already owns. That investor should only exchange his or her existing Contract /Certificate if he or she determines, after comparing the features, fees, and risks of both contracts, that it is preferable for him or her to purchase the new Contract/Certificate rather than continue to own the existing contract.	The Contract - Transactions - Conversions/ Exchanges
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Overview of the Contract

What is the purpose of this Contract , and what is it designed to do?
The purpose of the Contract /Certificate is to help individuals who are seeking long-term, tax-deferred accumulation of funds. Purchasing the Contract /Certificate as an investment vehicle for a Qualified Retirement Plan does not provide any additional tax advantage beyond that already available through the Qualified Retirement Plan. Therefore, the individual should have reasons other than tax deferral to purchase this product.
The Certificate can be used to supplement Your retirement income by providing accumulated funds that can be used for retirement or by providing a stream of income payments during the payout phase. It also offers death benefits to protect Your designated beneficiaries. This Certificate may be appropriate if You have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Portfolio Companies.
To determine the Certificate You own, look in the bottom left-hand corner of Your Certificate for the form number. This prospectus applies to all HMLIC Contracts with a form number of IC-456 immediately followed by any combination of 3 letters and/or numbers.
How Do I Accumulate Assets in this Contract and Receive Income from the Contract?
Your Certificate has two phases: 1) an accumulation (savings) phase; and 2) a payout (income) phase.
1) Accumulation (Savings) Phase
The accumulation phase is the period of time (often several years or even decades) during which You are making premium payments into Your Certificate . To help You accumulate assets, You can invest Your premium payments in:
•	Portfolio Companies (mutual funds), a broad range of varying asset categories (such as lifecycle/target date, large company value, small company growth, and bond funds, among others). Each has its own investment strategies, investment advisers, expense ratios, and returns; and
•	a General Fixed Account option, which offers a guaranteed interest rate. The guaranteed interest rate is established at issue, but will never be less than 1%. The General Fixed Account is part of HMLIC’s general account.
•	any Guarantee Period Account available under Your Certificate . The Guarantee Period Account(s) provide a guaranteed interest rate for a specified period of time (“Guarantee Period”).
A list of Portfolio Companies in which You can invest is provided in Appendix A: Portfolio Companies Available Under the Contract, located in the back of the prospectus along with their primary investment objectives, the adviser, current expenses and performance information for each Portfolio Company.
2) Payout (Income) Phase
You can elect to annuitize Your Certificate and turn Your Participant Account Value into a stream of income payments (sometimes called Annuity Payments), at which time the accumulation phase of the Certificate ends. These payments may continue for a fixed period of years, for Your entire life, or for the longer of a fixed period or Your life. The payments may also be fixed or variable. Variable payments will vary based on the performance of the Investment Options You select.
Please note that if You annuitize, Your investments will be converted to income payments and You may no longer be able to choose to withdraw money at will from Your Certificate. All death benefits terminate upon annuitization.
What are the Primary Features and Options that this Certificate Offers?
Accessing Your money. Until You annuitize, subject to any restrictions imposed by the Internal Revenue Code (IRC) or under the Qualified Retirement Plan, You can choose to withdraw Your Participant Account Value at any time. Although, if You withdraw early, You may have to pay a surrender charge and/or income taxes, including a penalty tax if You are younger than age 59 ½.
Loans. Loans may be available in certain Qualified Contracts if allowed by the Qualified Retirement Plan. The terms of such loans are subject to the provisions of the plan and the IRC.
Tax treatment. You can transfer money between Investment Options without tax implications, and earnings (if any) on Your investments are generally tax-deferred. You are taxed only when: (1) You make a withdrawal; (2) You receive an income payment from the Contract ; or (3) upon payment of a death benefit.
Systematic Withdrawals. Before commencement of an Annuity Period, You may select systematic withdrawals. You may choose
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monthly, quarterly, semi-annual or annual withdrawals, with the exception of Required Minimum Distributions which are paid annually. As with any withdrawal, systematic withdrawals will reduce the Participant Account Value of Your Certificate .
Death benefits. Your Certificate includes a basic death benefit that will pay Your designated beneficiaries the greater of: (1) the Participant Account Value; or (2) the death benefit provided in any rider attached to the Certificate.
Guaranteed death benefit riders. The Contract Owner may select for all Participant s in its Plan, or a Participant may elect, any of the optional death benefits. An additional cost is associated with each of these benefits. All of these optional benefits may not be available in all states or in all Plans and will not be issued on or after the Participant’s 70th birthday.
Premium bonus rider. In some situations, We provide or offer a premium bonus rider. This bonus feature provides for a percentage of premium to be credited to all premiums We receive at Our Home Office during a specified period of time. This rider will only be included or offered if negotiated by the employer and HMLIC as part of the Contract and the premium bonus will never be more than 5% nor paid longer than 5 years. There may be a separate charge for this rider. Even if there is no separate charge for this rider, including this bonus feature may result in a longer surrender charge period, a higher mortality and expense risk fee, a lower credited rate on the Fixed Account and/or higher surrender charges and may only be beneficial to You if You own a Certificate for a sufficient length of time.
Portfolio rebalancing and dollar cost averaging. At no additional charge, You may select portfolio rebalancing, which automatically rebalances the Investment Options You select to maintain Your chosen mix of Investment Options. Alternately, at no additional charge, You may select dollar cost averaging, which automatically transfers a specific amount of money from the Fixed Account to the Investment Options You have selected, at set intervals over a specific period of time.
Benefits Available Under the Contract

The following table summarizes information about the benefits available under the Contract.
Name of benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Death Benefit	If You die before the Annuity Date and while the Certificate is in force, pays Your designated beneficiaries the greater of: (1) the Participant Account Value; or (2) the death benefit provided in any rider attached to the Certificate.	Standard	None	None
Guaranteed Minimum Death Benefit — Return of Premium	If You die before the Annuity Date and while the Certificate is in force, pays Your designated beneficiaries the greatest of: (1) the Participant Account Value; or (2) the death benefit provided in any other rider attached to the Certificate; or (3) the Return of Premium Death Benefit described in this rider.	Optional	0.05% (on an annual basis) of Your average Participant Account Value.	May not be available in all states or in all Plans and will not be issued on or after the Participant’s 70th birthday. This rider cannot be terminated by the Participant or the Contract Owner after the Certificate Date. You should refer to the Contract and enrollment form for the optional riders available to You.
Guaranteed Minimum	If You die before the	Optional	0.20% (on an annual	May not be available in
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Name of benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Death Benefit — Step-up with Return of Premium	Annuity Date and while the Certificate is in force, pays Your designated beneficiaries the greatest of: (1) the Participant Account Value; or (2) the death benefit provided in any other rider attached to the Certificate ; or (3) the Return of Premium Death Benefit described in this rider; or (4) the Step-Up Death Benefit described in this rider.	basis) of Your average Participant Account Value.

			If both the Guaranteed Minimum Death Benefit Rider — Step-up with Return of Premium and the Guaranteed Minimum Death Benefit Rider — Return of Premium with Interest are selected, the total annual charge for both riders will not exceed 0.40% (on an annual basis) of Your average Participant Account Value.	all states or in all Plans and will not be issued on or after the Participant’s 70th birthday. This rider cannot be terminated by the Participant or the Contract Owner after the Certificate Date. We reserve the right to restrict allocations or transfers to the Fixed Account or any of the Subaccounts. You should refer to the Contract and enrollment form for the optional riders available to You.
Guaranteed Minimum Death Benefit — Return of Premium with Interest	If You die before the Annuity Date and while the Certificate is in force, pays Your designated beneficiaries the greatest of: (1) the Participant Account Value; or (2) the death benefit provided in any other rider attached to the Certificate; or (3) the Return of Premium with Interest Death Benefit described in this rider.	Optional	0.30% (on an annual basis) of Your average Participant Account Value.

			If both the Guaranteed Minimum Death Benefit Rider — Step-up with Return of Premium and the Guaranteed Minimum Death Benefit Rider — Return of Premium with Interest are selected, the total annual charge for both riders will not exceed 0.40% (on an annual basis) of Your average Participant Account Value.	May not be available in all states or in all Plans and will not be issued on or after the Participant’s 70th birthday. This rider cannot be terminated by the Participant or the Contract Owner after the Certificate Date. We reserve the right to restrict allocations or transfers to the Fixed Account or any of the Subaccounts. You should refer to the Contract and enrollment form for the optional riders available to You.
Premium Bonus	Provides for a credit of a percentage of premium We receive at Our Home Office during the period of time specified in Your Certificate.	Optional	0.50% (on an annual basis) of Your average Participant Account Value.	May not be available in all states or in all Plans. This rider will only be included or offered if negotiated by the employer and HMLIC as part of the Contract. You should refer to the Contract and enrollment form for the optional riders available to You.
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Name of benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
The premium bonus will never exceed 5% and will never be paid longer than 5 years. This rider will only be included or offered if negotiated by the employer and HMLIC as part of the Contract.
Portfolio Rebalancing	Automatically rebalances the Investment Options You select (either monthly, quarterly or annually) to maintain Your chosen mix of investment option	Standard	None	Cannot use with the dollar cost averaging option. Only available during the accumulation phase. Subject to portfolio restrictions.
Dollar Cost Averaging	Automatically transfers a specific amount of money from the Fixed Account to the Investment Options You have selected, at set intervals over a specific period of time.	Standard	None	Cannot use with the portfolio rebalancing option. Only available during the accumulation phase. Subject to portfolio restrictions.
Systematic Withdrawals	Automatically withdraws money (either monthly, quarterly, semi-annually or annually) from the Investment Options You select. The amount of the withdrawals are determined by the systematic withdrawal option you select.	Standard	None	Cannot use with the dollar cost averaging option. Only available during the accumulation phase. Subject to portfolio restrictions.
Buying the Contract

How Do I Purchase the Qualified Variable Deferred Group Annuity Contract?
Employers may purchase the Contract and Participants may purchase Certificates thereunder. To purchase a Certificate, You must complete an application bearing all requested signatures and a client profile form, in those instances when the purchase of this product was the result of a recommendation. For 457(b) and 401 Certificates the employer will purchase the Certificate on behalf of the employee/Participant , but the Participant will be required to complete an enrollment form and client profile form in those instances, when the purchase of this product was the result of a recommendation.
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How Much Can I Contribute and How are My Contributions Invested?
Your premium payments will be invested in the Investment Options that You choose.
Qualified Policies (Purchased using pre-tax dollars)
Minimum Initial Annual Premium	$25 per month
Minimum Subsequent Annual Premiums	$300 annually
Maximum Subsequent Premiums (per Certificate Year after 1st Certificate Anniversary)	As permitted by IRS regulations
Maximum Total Premiums	$1,000,000 without Our prior approval
After Your initial premium payment, You are not required to make any additional premium payments under Your Certificate.
When Will Any Premium Payments that I Make be Credited to My Account?
Net Premium payments allocated to the Separate Account will be applied at the applicable Accumulation Unit Value next determined following receipt in good form (sufficiently clear so that We do not need to exercise any discretion to follow such instructions). The minimum premium payment for the Certificate is $25 per month or $300 per year. HMLIC limits the maximum cumulative premium to $1 million without Our prior approval.
If a registered representative recommended and completed the enrollment form and associated forms, the appropriate broker-dealer has approved the suitability and best interest of the sale, Your enrollment form is complete and Your initial premium payment has been received at Our Home Office, We will issue Your Certificate within two business days of its receipt, and credit Your initial Net Premium to Your Certificate.
If an incomplete enrollment form is received, HMLIC will promptly request additional information needed to process the enrollment form. Any initial premium payment received by HMLIC will be held in a suspense account, without interest, for a period not exceeding five business days unless otherwise directed by the applicant. If the necessary information is not received within these five business days HMLIC will return any initial premium payment received by HMLIC, unless otherwise directed by the applicant.
Allocation of Net Premiums—When You complete Your enrollment form, You will give Us instructions on how to allocate Your Net Premium payments among the Fixed Account and/or the available Subaccounts . The amount You direct to a particular Subaccount or to the Fixed Account must be in whole number percentages from 5% to 100% of the Net Premium payment. If You make additional premium payments, We will allocate the Net Premiums in the same manner as Your initial Net Premium payment. A request to change the allocation of premium payments will be effective on the Valuation Date of receipt of the request in good form.
Premium payments allocated to the Separate Account are credited on the basis of Accumulation Unit Value. The number of Accumulation Units purchased by Your premium payments is determined by dividing the dollar amount credited to each Subaccount by the applicable Accumulation Unit Value next determined following receipt of the payment at Our Home Office. The value of an Accumulation Unit is affected by the investment experience of the Portfolio Company, expenses and the deduction of certain charges under the Certificate .
Accumulation Units are valued on each Valuation Date. If We receive Your premium payment before 3:00 p.m. Central Time (or before the close of the NYSE, if earlier), We will process the order using the applicable Subaccount Accumulation Unit Value determined at the close of that Valuation Date. If We receive Your premium payment at or after 3:00 p.m. Central Time (or at or after the close of the NYSE if earlier), We will process the order using the applicable Subaccount Accumulation Unit Value determined at the close of the next Valuation Date.
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Making Withdrawals: Accessing the Money in Your Contract

Can I Access the Money in My Account During the Asset Accumulations (Savings) Phase?
Yes. However, withdrawal of Account Value from Qualified Contracts are subject to any restrictions imposed by the Internal Revenue Code (IRC) or under the Qualified Retirement Plan. If not restricted by the IRC or Qualified Retirement Plan under which the Certificate is issued, You may surrender the Certificate or withdraw part of Your Participant Account Value for cash before Annuity Payments begin.
What is the Process to Request a Withdrawal of Money from My Certificate?
You may request a surrender or a partial withdrawal by submitting a signed, HMLIC form to HMLIC at Our Home Office at P.O. Box 4657, Springfield, Illinois 62708-4657. The kind of HMLIC form to be used will depend on whether any proceeds from the withdrawal/surrender are to be sent to any party other than the Participant. A Participant may request a HMLIC withdrawal/surrender form by writing to P.O. Box 4657, Springfield, Illinois 62708-4657or by calling 800-999-1030 or may download the form on Our secure website at horacemann.com.
For each withdrawal, You may specify the account(s) from which the withdrawal will be deducted. Unless You specify otherwise, withdrawals will be deducted from the Fixed Account and the Subaccount(s), each in proportion to their share of the sum of the Participant Account Value in these accounts. Your Participant Account Value will be reduced by the amount We distribute, per Your request, any applicable surrender charges and/or any applicable taxes and may be subject to a Market Value Adjustment. Withdrawals from the Certificate will reduce the Participant Account Value, the amount available to purchase Annuity Payments under the Certificate, and the death benefit. Any partial withdrawal is subject to a $100 minimum and may not reduce the Participant’s Account Value to less than $100.
The surrender or partial withdrawal of Variable Account Value (including a rollover, exchange, etc.) is determined on the basis of the Accumulation Unit Value. Withdrawals and surrenders will be processed either on a Valuation Date specified by You in a request, provided the Valuation Date specified occurs on or after receipt of the request in good form at Our Home Office, or on the Valuation Date following the receipt of such request in good form at Our Home Office. HMLIC ordinarily completes a transaction within seven calendar days after receipt of a request in good form for a partial withdrawal or surrender.
Can I Access the Money in My Account During the Annuity (Income) Phase?
You will receive payments under the Annuity Payment option You select. However, You generally may not take any other withdrawals.
Additional Information About Fees

The following tables describe the fees and expenses that You will pay when buying, owning, and surrendering or making withdrawals from the Certificate. Please refer to Your Certificate’s specification page for information about the specific fees You will pay each year based on the options You have elected.
The first table describes the fees and expenses that You will pay at the time that You buy the Certificate , surrender or make withdrawals from the Certificate, or transfer Account Value between Investment Options. State premium taxes may also be deducted.
Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments)	None
Deferred Sales Load (or Surrender Charge) (as a percentage of amount surrendered)	8% Maximum Surrender Charge
Exchange Fee	None
The next table describes the fees and expenses that You will pay each year during the time that You own the Certificate (not including Portfolio Company fees and expenses).
Annual Contract Expenses
Administrative Expenses (1)	$36
14

Base Contract Expenses (as a percentage of average Account Value)	1.25%
Optional Benefit Expenses (as a percentage of benefit base or other (e.g., average Account Value))	Guaranteed Minimum Death Benefit Rider — Step-up with Return of Premium — If this rider is selected, You will pay a charge not to exceed 0.20%(2) annually of Your average Participant Account Value.

Guaranteed Minimum Death Benefit Rider — Return of Premium with Interest — If this rider is selected, You will pay a charge not to exceed 0.30%(2) annually of Your average Participant Account Value.

Guaranteed Minimum Death Benefit Rider — Return of Premium — If this rider is selected, You will pay a charge not to exceed 0.05% annually of Your average Participant Account Value.

Premium Bonus Rider — Any separate charge for this rider will not exceed 0.50% annually of Your average Participant Account Value.
Loan Interest	The Loan Interest Rate will never be greater than that permitted by law.
(1)	We sometimes use multiple Certificate numbers, with the same first nine digits in the numbers, to segregate multiple sources of funds for a Participant, such as employee versus employer. In these situations, We will deduct only one annual maintenance fee per year for those multiple Certificate numbers. We reserve the right to change the annual maintenance fee for Certificates issued in the future.
(2)	If both the Guaranteed Minimum Death Benefit Rider—Step-up with Return of Premium and the Guaranteed Minimum Death Benefit Rider—Return of Premium with Interest are selected the total annual charge for both riders will not exceed 0.40% of Your average Participant Account Value.
The next item shows the minimum and maximum total operating expenses charged by the Portfolio Companies that You may pay periodically during the time that You own the Certificate. A complete list of Portfolio Companies available under the Certificate, including their annual expenses, may be found at the back of this document.
Annual Portfolio Company Expenses	Minimum	Maximum
(expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.13%	1.35%
Example
This Example is intended to help You compare the cost of investing in the Certificate with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Certificate expenses, and Annual Portfolio Company Expenses.
The Example assumes that You invest $100,000 in the Certificate for the time periods indicated. The Example also assumes that Your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Company Expenses and optional benefits available for an additional charge. Although Your actual costs may be higher or lower, based on these assumptions, Your costs would be:
If You surrender Your Contract at the end of the applicable time period:	1 year	3 years	5 years	10 years
	$11,192	$16,700	$21,276	$33,103

If You annuitize or do not surrender Your Contract at the end of the applicable time period:	1 year	3 years	5 years	10 years
	$3,042	$9,297	$15,787	$33,103
15

Appendix A: Portfolio Companies Available Under the Contract

The following is a list of Portfolio Companies available under the Contract and Certificates thereunder. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at dfinview.com/HoraceMann/TAHD/QVDGAC. You can also request this information at no cost by calling 1-800-999-1030 or by sending an email request to contactcenterannuity@horacemann.com.
The current expenses and performance information below reflects fees and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that Your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.
Type/Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1-year	5-year	10-year/ Since Inception	Inception Date
Lifecycle/Target date funds	Fidelity ® VIP Freedom 2015 Portfolio SC2 / Fidelity Management and Research Co.	0.74%	13.56%	8.99%	7.34%
Lifecycle/Target date funds	Fidelity ® VIP Freedom 2025 Portfolio SC2 / Fidelity Management and Research Co.	0.81%	15.68%	10.30%	8.62%
Lifecycle/Target date funds	Fidelity ® VIP Freedom 2035 Portfolio SC2 / Fidelity Management and Research Co.	0.90%	17.96%	12.21%	9.92%
Lifecycle/Target date funds	Fidelity ® VIP Freedom 2045 Portfolio SC2 / Fidelity Management and Research Co.	0.92%	18.97%	12.49%	10.16%
Lifecycle/Target date funds	Fidelity ® VIP Freedom 2055 Portfolio SC2 / Fidelity Management and Research Co.	0.92%	19.01%		17.87%	4/11/2019
Lifecycle/Target date funds	Fidelity ® VIP Freedom 2065 Portfolio SC2 / Fidelity Management and Research Co..	0.92%	19.03%		17.89%	4/11/2019
Asset Allocation	Fidelity ® VIP FundsManager® 20% SC2 / Fidelity Management and Research Co.	0.58%*	7.97%	5.16%	4.26%
Asset Allocation	Fidelity ® VIP FundsManager® 50% SC2 / Fidelity Management and Research Co.	0.80%*	13.89%	8.56%	7.09%
Asset Allocation	Fidelity ® VIP FundsManager® 60% SC2 / Fidelity Management and Research Co.	0.87%*	14.92%	9.56%	7.96%
Asset Allocation	Fidelity ® VIP FundsManager® 70% SC2 / Fidelity Management and Research Co.	0.95%*	15.94%	10.34%	8.67%
16

Type/Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1-year	5-year	10-year/ Since Inception	Inception Date
Asset Allocation	Fidelity ® VIP FundsManager® 85% SC2 / Fidelity Management and Research Co.	1.03%*	17.27%	11.76%	9.72%
Large Value	American Funds IS Washington Mutual Investors Fund/ Capital Research and Management Company	0.77%*	8.47%	10.58%	10.68%
Large Blend	Fidelity ® VIP Index 500 Portfolio SC 2 / Fidelity Management & Research Co.	0.35%	17.95%	14.81%	13.49%
Large Blend	JPMorgan Insurance Trust U.S. Equity Portfolio /J.P. Morgan Investment Management Inc.	1.01%	24.95%	15.73%	13.99%
Large Growth	American Funds IS Growth Fund / Capital Research and Management Company	0.86%	51.71%	22.44%	16.57%
Medium Value	MFS VIT III Mid-Cap Value Portfolio, Service Class / MFS	1.06%	3.67%	9.47%	10.58%
Medium Blend	Calvert VP S&P Mid-Cap 400 Index / Calvert Research and Management	0.53%*	13.10%	11.72%	10.78%
Medium Growth	Wells Fargo VT Discovery Fundsm / Wells Capital Management	1.14%	62.65%	23.91%	17.25%
Small Value	JPMorgan Small Cap Value Fund — Investor Class / J.P. Morgan Investment Management Inc.	1.27%	5.79%	7.56%	8.04%
Small Blend	BNY Mellon Investment Portfolios: Small Cap Stock Index Portfolio — Service Shares / BNY Mellon Investment Adviser, Inc.	0.60%*	10.64%	11.71%	11.33%
Small Growth	ClearBridge Variable Small Cap Growth 1 / Legg Mason Partners Fund Advisor, LLC.	0.81%	43.26%	19.84%	15.92%
Emerging Markets	American Funds IS New World Fund / Capital Research and Management Company	1.09%*	23.29%	13.05%	6.28%
Developed Markets	MFS VIT II International Growth Portfolio, Service Class/ MFS	1.13%*	15.50%	12.48%	7.51%
Real Estate	Fidelity ® VIP Real Estate SC2 / Fidelity Management & Research Co.	0.91%	-6.79%	3.25%	7.40%
17

Type/Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1-year	5-year	10-year/ Since Inception	Inception Date
High Yield Bond	BlackRock High Yield V.I. Class III / BlackRock Advisers, LLC.	0.82%*	7.01%	7.60%	6.31%
Corporate Bond	Fidelity ® VIP Investment Grade Bond Portfolio SC 2 / Fidelity Management & Research Co.	0.64%	9.16%	5.18%	4.08%
Global Bond	Vanguard VIF Global Bond Index / Vanguard Group	0.13%	6.67%		4.68%	9/7/2017
Balanced	American Funds IS Managed Risk Asset Allocation Fund / Capital Research and Management Company	0.90%*	5.88%	7.91%	7.51%	9/8/2012
Balanced	Wilshire VIT Global Allocation Fund / Wilshire Advisors, LLC	1.35%	11.93%	8.37%	7.25%
Money Market	T. Rowe Price Government Money Portfolio / T. Rowe Price Associates, Inc.	0.55%	0.25%	0.72%	0.36%
Money Market	Goldman Sachs VIT Government Money Market Fund / Goldman Sachs Asset Management, L.P	0.18%	0.43%	1.06%	0.74%	10/16/2013

*These expenses reflect temporary fee reductions. The details about these waivers can be found in the Portfolio Company prospectus at dfinview.com/HoraceMann/TAHD/QVDGAC
18

This Summary Prospectus incorporates by reference the Qualified Variable Deferred Group Annuity Contract prospectus and Statement of Additional Information (SAI), both dated May 1, 2022, as amended or supplemented. The SAI may be obtained, free of charge, in the same manner as the prospectus.
EDGAR Filing Number C000041630

Summary Prospectus for New Investors
for Retirement Protector
Issued by
Horace Mann Life Insurance Company
May 1, 2022
This Summary Prospectus summarizes key features of the Contract (“Retirement Protector”) and Certificates issued thereunder (“Certificates”). Before you invest, You should also review the prospectus for the Retirement Protector, which contains more information about the Contract and Certificates thereunder, including its features, benefits, and risks. You can find the prospectus and other information about the Contract online at dfinview.com/HoraceMann/TAHD/RP. You can also obtain this information at no cost by calling 1-800-999-1030 or by sending an email request to contactcenterannuity@horacemann.com.
You may cancel Your Certificate within 30 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, You will receive the greater of: (1) the premium payments made for the Certificate , less any withdrawals and any outstanding loan balance; or (2) the Participant Account Value minus any applicable premium bonus as of the date the returned Certificate was received. We will pay the refund within 7 calendar days after We receive the Certificate . Upon return of the Certificate, it will be deemed void. You should review the prospectus, or consult with Your investment professional, for additional information about the specific cancellation terms that apply.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved this contract or passed upon the adequacy of this summary prospectus. Any representation to the contrary is a criminal offense.
To receive prospectuses and other annuity-related documents electronically, sign-up for eDelivery. Visit https://customer.horacemann.com/MyAccount/Login/Login to register or log in to Your account. Your eDelivery preferences can be found on the eCommunications tab in My Profile.
This prospectus and the underlying fund prospectuses are also available online at dfinview.com/HoraceMann/TAHD/RP.
We appreciate Your cooperation as we work to reduce the volume of paper we distribute. While we’re committed to providing you with the information you need in the format you prefer, we are always looking for ways to reduce paper use.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for underlying investment options available under your variable annuity contract (“reports”) will no longer be sent by mail, unless you specifically request paper copies of the reports from Horace Mann Life Insurance Company (“HMLIC”). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive reports and other communications from HMLIC electronically by logging into the “my account” section of horacemann.com and clicking on edelivery preferences. Once in the edelivery preferences you can indicate Your preference for edelivery. Or, you can call customer service at 1-800-999-1030 and elect to have Your reports delivered to you electronically.
You may elect to receive all future reports in paper free of charge. You can inform HMLIC that you wish to continue receiving paper copies of reports by logging into the “my account” section of horacemann.com and electing to receive Your shareholder reports in paper. You can also call 1-800-999-1030 and ask customer service to change Your election. Your election to receive reports in paper will apply to all underlying investment options available under Your Certificate.

Definitions
Account Value: The sum of the Fixed Account Value and the Variable Account Value.
Accumulation Unit: A unit of measurement used to determine the value of a Participant’s interest in a Subaccount before Annuity Payments begin.
Accumulation Unit Value: The value of an Accumulation Unit on any Valuation Date.
Annuitized Value: The amount applied to purchase Annuity Payments. It is equal to the Participant Account Value on the Annuity Date, adjusted for any applicable Market Value Adjustment and less any applicable premium tax.
Annuity Date: The date Annuity Payments begin. The criteria for setting an Annuity Date are set forth in Your Certificate, and the anticipated Annuity Date is shown on the Annuity Data pages of Your Certificate.
In addition, Qualified Contracts often have certain limitations upon election of an Annuity Date. Generally, distributions under Qualified Contracts must begin by April 1 following the calendar year in which the Participant reaches age 72.
Annuity Payments: A series of payments beginning on the Annuity Date.
Annuity Period: The period during which Annuity Payments are made.
Certificate : The document issued to each Participant under a Contract describing the terms of the Contract and the rights and benefits of the Participant.
Certificate Account Value: A Certificate Account’s Fixed Account Value plus the Certificate Account’s Variable Account Value.
Certificate Anniversary: The same day and month as a Certificate Date for each succeeding year of a Certificate.
Certificate Year: A period of twelve months beginning on the Certificate Date or any Certificate Anniversary.
Contract : The group flexible premium deferred variable annuity contract this prospectus offers. This document describes the terms of the annuity contract, the rights of the Contract Owner and the rights and benefits of the Participants.
Contract Owner: The entity identified as the Contract Owner on the Annuity Data pages of a Certificate.
Fixed Account: An account established to receive the Net Premium, any applicable premium bonus, and the transfers allocated to the General Fixed Account and any Guarantee Period Account(s). Fixed Account money is invested along with other insurance funds in Our general account.
General Fixed Account: A Participant’s portion of an interest-bearing account set up to receive the Net Premium and the transfers allocated to such account under the Participant Account. The General Fixed Account is distinguished from the Guarantee Period Account option(s) of the Fixed Account.
Guarantee Period Account(s): Fixed Account option(s) that may be offered under a Certificate that provide a guaranteed interest rate for a specified period of time (“Guarantee Period”) and to which a Market Value Adjustment may apply.
HMLIC, We, Us, Our: Horace Mann Life Insurance Company.
Investment Options: The Fixed Account option(s) and the Underlying Funds in which the Subaccounts invest.
Market Value Adjustment: For any Guarantee Period Account, an increase or decrease in the surrender value or withdrawal value, a transfer amount, or in the amount applied to an annuity option. A Market Value Adjustment reflects changes in the level of prevailing current interest rates since the beginning of each Guarantee Period.
Net Premium: The premium payments paid to HMLIC under the Contract Account and Certificate Account of a Certificate, less any applicable premium tax.
Participant (You, Your): A person to whom a Certificate showing participation under a Contract has been issued.
Participant Account: An account established for each Participant to receive premium payments made by or on behalf of the Participant.
Participant Account Value: The Contract Account Value plus the Certificate Account Value, before Annuity Payments begin.
Plan : The employer-sponsored retirement plan under which a Certificate is issued, evidenced by a written Plan Document.

Qualified Contract: The term “Qualified Contract” in this prospectus will be used to describe the following Contracts and the Certificates thereunder: IRC Section 403(b) tax sheltered annuity (“403(b) Contract”); IRC Section 457(b) eligible governmental deferred compensation plan annuity (“457(b) Contract”); and IRC Section 401 qualified annuity (“401 Contract”).
Qualified Retirement Plan: Employer retirement plans established under Internal Revenue Code (IRC) Sections 401(a) or 403(b) or 457(b).
Required Minimum Distribution: The amount required to be withdrawn from Your Certificate after You reach age 72 or upon Your death. See “Tax Consequences – Required Minimum Distributions”.
Separate Account: The Horace Mann Life Insurance Company Qualified Group Annuity Separate Account, a segregated variable investment account consisting of Subaccounts each of which invests in a corresponding Underlying Fund. The Separate Account was established by HMLIC under Illinois law and is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “Act”).
Subaccount : A division of the Separate Account that invests in shares of a corresponding Underlying Fund.
Underlying Funds, Portfolio Companies: All open-end management investment companies registered under the Act that are listed in this document and are available for investment by the Separate Account. The terms Underlying Funds and Portfolio Companies are used interchangeably in this prospectus.
Valuation Date: Any day on which the NYSE is open for trading and on which the net asset value of each share of the Underlying Funds is determined. The Valuation Date ends at 3:00 p.m. Central Time or the close of the NYSE if earlier. We deem receipt of any Net Premium or transaction request to occur on a particular Valuation Date if We receive the Net Premium or request (in either case, with all required information and documentation) at Our Home Office before 3:00 p.m. Central Time or the close of the NYSE, if earlier on that day. If received at or after 3:00 p.m. Central Time or the close of the NYSE, if earlier, We deem receipt to occur on the following Valuation Date.
Variable Account: A Participant’s portion of the Separate Account set up to receive Net Premium, any applicable premium bonus and transfers allocated to the Separate Account under the Participant Account.
Variable Account Value: The dollar value of the Variable Account under a Certificate before Annuity Payments begin. This dollar value will vary based on the investment performance of the corresponding Underlying Fund(s).

Important Information You Should Consider About the Contract

	Fees and Expenses	Location in Statutory Prospectus
Charges For Early Withdrawals	If You make a withdrawal from or surrender the Certificate, You may be assessed a surrender charge up to 8.0% of the amount withdrawn or surrendered.
For example, if You make an early withdrawal, You could pay a surrender charge of up to $8,000 on a $100,000 investment.

Surrender charges are applied to surrenders and withdrawals based on the date the premium payment is made and not on the effective date of the Certificate.

	See Your Certificate for the surrender charge schedule that applies to You. In no event will the surrender charge apply after the 10th Certificate Anniversary. If Your Certificate does include surrender charges the maximum charges would be year 1, 8%, year 2, 7.5%, year 3, 7%, year 4, 6%, year 5, 5% and 0% thereafter.	The Contract - Deductions and Expenses - Surrender Charges
Transaction Charges	Any premium taxes relating to this Certificate may be deducted from the premium or deducted in computing the Annuitized Value, when applicable. Such premium taxes and the time of deduction of those taxes will be determined by the Participant’s current place of residence. Premium taxes currently range from 0% to 3.5% for Certificates issued under Qualified Retirement Plans, as defined in this prospectus.	The Contract - Transactions

	Fees and Expenses			Location in Statutory Prospectus
Ongoing Fees and Expenses (Annual Charges)	The table below describes the fees and expenses that You may pay each year, depending on the options You choose. Please refer to Your Annuity Data pages for information about the specific fees You will pay each year based on the options You have elected.	The Contract - Deductions and Expenses - Mortality and Expense Risk Fee (“M&E Fee”)

The Contract - Deductions and Expenses - Annual Maintenance Fee

Additional Information About Fees - Annual Portfolio Company Expenses
	Annual Fee	Minimum	Maximum
	Base Contract	0.75% of the Participant Account Value	1.29% of the Participant Account Value
	Investment Options (Portfolio Company Fees and Expenses)	0.04% as a percentage of Portfolio Company assets.	1.21% as a percentage of Portfolio Company assets.
	Optional Benefits Available for an Additional Charge (For a Single Optional Benefit , if Elected)	0.05% as a percentage of average Participant Account Value. This charge is the current charge for the least expensive optional benefit.	0.50% as a percentage of average Participant Account Value. This charge is the current charge for the most expensive optional benefit.
Because Your Certificate is customizable, the choices You make affect how much You will pay. To help You understand the cost of owning Your Certificate, the following table shows the lowest and highest cost You could pay each year, based on current charges. This estimate assumes that You do not take withdrawals from the Certificate .
	LOWEST ANNUAL COST:	HIGHEST ANNUAL COST:
	$1,342	$323
	Assumes:	Assumes:
• Investment of $100,000
• 5% annual appreciation
• Least expensive combination of Contract classes and Portfolio Company fees and expenses
• No optional benefits
• No sales charges
• No additional purchase payments, transfers or withdrawals	• Investment of $100,000
• 5% annual appreciation
• Most expensive combination of Contract classes, and Portfolio Company fees and expenses
• No optional benefits
• No sales charges
• No additional purchase payments, transfers or withdrawals
Risks
Risk of Loss	You can lose money by investing in this Certificate , including loss of principal.			The Contract - Principle Risks of Investing in the Contract - Poor Investment Performance
Not a Short-term Investment	This Certificate is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
	The benefits of tax deferral also mean the Certificate is more beneficial to investors with a long-time horizon.			The Contract - Principle Risks of Investing in the Contract - Poor Investment Performance

Risks	Location in Statutory Prospectus
Risks Associated with Investment Options	An investment in this Certificate is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options available under the Certificate (e.g., Portfolio Companies).
Each Investment Option (including any Fixed Account Investment Option) will have its own unique risks.
You should review these Investment Options before making an investment decision.	Horace Mann Life Insurance Company - The Fixed Account - The Separate Account and the Portfolio Companies - The Portfolio Companies
Insurance Company Risks	An investment in the Certificate is subject to the risks related to Horace Mann Life Insurance Company (HMLIC). Any obligations (including under any Fixed Account Investment Options), guarantees, or benefits are subject to the claims-paying ability of HMLIC. More information about HMLIC , including its financial strength ratings, is available upon request from HMLIC, and may be obtained by calling 1-800-999-1030 or visiting http://www.horacemann.com/why-us/a-history-of-financial-strength.	Horace Mann Life Insurance Company - The Fixed Account - The Separate Account and the Portfolio Companies - The Fixed Account

Horace Mann Life Insurance Company - The Fixed Account - The Separate Account and the Portfolio Companies - The Separate Account

The Contract - Deductions and Expenses - Risks We Assume

	Restrictions	Location in Statutory Prospectus
Investments	HMLIC reserves the right to remove or substitute Underlying Funds as Investment Options that are available under the Certificate.
At any time before Your Certificate’s Annuity Date, You may transfer amounts from one Subaccount to another, and to and from the Fixed Account of the Certificate, subject to certain restrictions. Transfers from a Guarantee Period Account to the General Fixed Account or to the Variable Account, or between Guarantee Period Accounts, may be subject to a Market Value Adjustment.
We reserve the right to restrict or terminate the transfer privilege for any specific Participant if, in Our judgment, the Participant is using the Certificate for the purposes of market timing or for any other purpose that We, in Our sole discretion determine to be potentially detrimental to other shareholders of an Underlying Fund.

If HMLIC determines that You are engaging in a pattern of transfers that reflects a market timing strategy or is potentially harmful to other Participants, it will notify You in writing of any restrictions.	Horace Mann Life Insurance Company - The Fixed Account - The Separate Account and the Portfolio Companies - The Portfolio Companies - Selection of Portfolio Companies

The Contract - Transactions - Transfers

The Contract - Transactions - Market Timing
Optional Benefits	Optional benefits may not be available in all states or in all Plans. You should refer to the Contract and enrollment form for the optional riders available to You.

Guaranteed Minimum Death Benefit Riders will not be issued on or after the Participant’s 70th birthday.

The Guaranteed Minimum Death Benefit Riders cannot be terminated by the Participant or the Contract Owner after the Certificate Date.

	Under certain Guaranteed Minimum Death Benefit Riders, We reserve the right to restrict allocations or transfers to the Fixed Account or any of the Subaccounts.	The Contract – Death Benefit – Guaranteed Minimum Death Benefit Riders
Taxes
Tax Implications	An investor should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the Certificate. There is no additional tax benefit to the investor when the Certificate is purchased through a tax-qualified plan. Withdrawals will be subject to ordinary income tax and may be subject to tax penalties.	Tax Consequences - Taxation of Qualified Contracts
Conflicts of Interest
Investment Professional Compensation	Some investment professionals may receive compensation for selling a contract to investors. This compensation is typically paid in the form of commissions, but the sale of the Certificate may also count toward the investment professional’s qualification for receipt of cash and non-cash compensation related to sales incentives or contests. These investment professionals may have a financial incentive to offer or recommend the Certificate over another investment.	Other Information - Distribution of the Contract
Exchanges	Some investment professionals may have a financial incentive to offer an investor a new contract in place of the one he or she already owns. That investor should only exchange his or her existing Contract /Certificate if he or she determines, after comparing the features, fees, and risks of both contracts, that it is preferable for him or her to purchase the new Contract/Certificate rather than continue to own the existing contract.	The Contract - Transactions - Conversions/ Exchanges

Overview of the Contract

What is the purpose of this Contract , and what is it designed to do?
The purpose of the Contract /Certificate is to help individuals who are seeking long-term, tax-deferred accumulation of funds. Purchasing the Contract /Certificate as an investment vehicle for a Qualified Retirement Plan does not provide any additional tax advantage beyond that already available through the Qualified Retirement Plan. Therefore, the individual should have reasons other than tax deferral to purchase this product.
The Certificate can be used to supplement Your retirement income by providing accumulated funds that can be used for retirement or by providing a stream of income payments during the payout phase. It also offers death benefits to protect Your designated beneficiaries. This Certificate may be appropriate if You have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Portfolio Companies.
To determine the Certificate You own, look in the bottom left-hand corner of Your Certificate for the form number. This prospectus applies to all HMLIC Contracts with a form number of IC-456 immediately followed by any combination of 3 letters and/or numbers.
How Do I Accumulate Assets in this Contract and Receive Income from the Contract?
Your Certificate has two phases: 1) an accumulation (savings) phase; and 2) a payout (income) phase.
1) Accumulation (Savings) Phase
The accumulation phase is the period of time (often several years or even decades) during which You are making premium payments into Your Certificate . To help You accumulate assets, You can invest Your premium payments in:
•	Portfolio Companies (mutual funds), a broad range of varying asset categories (such as lifecycle/target date, large company value, small company growth, and bond funds, among others). Each has its own investment strategies, investment advisers, expense ratios, and returns; and
•	a General Fixed Account option, which offers a guaranteed interest rate. The guaranteed interest rate is established at issue, but will never be less than 1%. The General Fixed Account is part of HMLIC’s general account.
•	any Guarantee Period Account available under Your Certificate . The Guarantee Period Account(s) provide a guaranteed interest rate for a specified period of time (“Guarantee Period”).
A list of Portfolio Companies in which You can invest is provided in Appendix A: Portfolio Companies Available Under the Contract, located in the back of the prospectus along with their primary investment objectives, the adviser, current expenses and performance information for each Portfolio Company.
2) Payout (Income) Phase
You can elect to annuitize Your Certificate and turn Your Participant Account Value into a stream of income payments (sometimes called Annuity Payments), at which time the accumulation phase of the Certificate ends. These payments may continue for a fixed period of years, for Your entire life, or for the longer of a fixed period or Your life. The payments may also be fixed or variable. Variable payments will vary based on the performance of the Investment Options You select.
Please note that if You annuitize, Your investments will be converted to income payments and You may no longer be able to choose to withdraw money at will from Your Certificate. All death benefits terminate upon annuitization.
What are the Primary Features and Options that this Certificate Offers?
Accessing Your money. Until You annuitize, subject to any restrictions imposed by the Internal Revenue Code (IRC) or under the Qualified Retirement Plan, You can choose to withdraw Your Participant Account Value at any time. Although, if You withdraw early, You may have to pay a surrender charge and/or income taxes, including a penalty tax if You are younger than age 59 ½.
Loans. Loans may be available in certain Qualified Contracts if allowed by the Qualified Retirement Plan. The terms of such loans are subject to the provisions of the plan and the IRC.
Tax treatment. You can transfer money between Investment Options without tax implications, and earnings (if any) on Your investments are generally tax-deferred. You are taxed only when: (1) You make a withdrawal; (2) You receive an income payment from the Contract ; or (3) upon payment of a death benefit.
Systematic Withdrawals. Before commencement of an Annuity Period, You may select systematic withdrawals. You may choose monthly, quarterly, semi-annual or annual withdrawals, with the exception of Required Minimum Distributions which are paid annually. As with any withdrawal, systematic withdrawals will reduce the Participant Account Value of Your Certificate .
Death benefits. Your Certificate includes a basic death benefit that will pay Your designated beneficiaries the greater of: (1) the Participant Account Value; or (2) the death benefit provided in any rider attached to the Certificate.
Guaranteed death benefit riders. The Contract Owner may select for all Participant s in its Plan, or a Participant may elect, any of the optional death benefits. An additional cost is associated with each of these benefits. All of these optional benefits may not be available in all states or in all Plans and will not be issued on or after the Participant’s 70th birthday.
Premium bonus rider. In some situations, We provide or offer a premium bonus rider. This bonus feature provides for a percentage of premium to be credited to all premiums We receive at Our Home Office during a specified period of time. This rider will only be included or offered if negotiated by the employer and HMLIC as part of the Contract and the premium bonus will never be more than 5% nor paid longer than 5 years. There may be a separate charge for this rider. Even if there is no separate charge for this rider, including this bonus feature may result in a longer surrender charge period, a higher mortality and expense risk fee, a lower credited rate on the Fixed Account and/or higher surrender charges and may only be beneficial to You if You own a Certificate for a sufficient length of time.
Portfolio rebalancing and dollar cost averaging. At no additional charge, You may select portfolio rebalancing, which automatically rebalances the Investment Options You select to maintain Your chosen mix of Investment Options. Alternately, at no additional charge, You may select dollar cost averaging, which automatically transfers a specific amount of money from the Fixed Account to the Investment Options You have selected, at set intervals over a specific period of time.
Benefits Available Under the Contract

The following table summarizes information about the benefits available under the Contract.
Name of benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Death Benefit	If You die before the Annuity Date and while the Certificate is in force, pays Your designated beneficiaries the greater of: (1) the Participant Account Value; or (2) the death benefit provided in any rider attached to the Certificate.	Standard	None	None
Guaranteed Minimum Death Benefit — Return of Premium	If You die before the Annuity Date and while the Certificate is in force, pays Your designated beneficiaries the greatest of: (1) the Participant Account Value; or (2) the death benefit provided in any other rider attached to the Certificate; or (3) the Return of Premium Death Benefit described in this rider.	Optional	0.05% (on an annual basis) of Your average Participant Account Value.	May not be available in all states or in all Plans and will not be issued on or after the Participant’s 70th birthday. This rider cannot be terminated by the Participant or the Contract Owner after the Certificate Date. You should refer to the Contract and enrollment form for the optional riders available to You.
Guaranteed Minimum	If You die before the	Optional	0.20% (on an annual	May not be available in

Name of benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Death Benefit — Step-up with Return of Premium	Annuity Date and while the Certificate is in force, pays Your designated beneficiaries the greatest of: (1) the Participant Account Value; or (2) the death benefit provided in any other rider attached to the Certificate ; or (3) the Return of Premium Death Benefit described in this rider; or (4) the Step-Up Death Benefit described in this rider.	basis) of Your average Participant Account Value.

			If both the Guaranteed Minimum Death Benefit Rider — Step-up with Return of Premium and the Guaranteed Minimum Death Benefit Rider — Return of Premium with Interest are selected, the total annual charge for both riders will not exceed 0.40% (on an annual basis) of Your average Participant Account Value.	all states or in all Plans and will not be issued on or after the Participant’s 70th birthday. This rider cannot be terminated by the Participant or the Contract Owner after the Certificate Date. We reserve the right to restrict allocations or transfers to the Fixed Account or any of the Subaccounts. You should refer to the Contract and enrollment form for the optional riders available to You.
Guaranteed Minimum Death Benefit — Return of Premium with Interest	If You die before the Annuity Date and while the Certificate is in force, pays Your designated beneficiaries the greatest of: (1) the Participant Account Value; or (2) the death benefit provided in any other rider attached to the Certificate; or (3) the Return of Premium with Interest Death Benefit described in this rider.	Optional	0.30% (on an annual basis) of Your average Participant Account Value.

			If both the Guaranteed Minimum Death Benefit Rider — Step-up with Return of Premium and the Guaranteed Minimum Death Benefit Rider — Return of Premium with Interest are selected, the total annual charge for both riders will not exceed 0.40% (on an annual basis) of Your average Participant Account Value.	May not be available in all states or in all Plans and will not be issued on or after the Participant’s 70th birthday. This rider cannot be terminated by the Participant or the Contract Owner after the Certificate Date. We reserve the right to restrict allocations or transfers to the Fixed Account or any of the Subaccounts. You should refer to the Contract and enrollment form for the optional riders available to You.
Premium Bonus	Provides for a credit of a percentage of premium We receive at Our Home Office during the period of time specified in Your Certificate.	Optional	0.50% (on an annual basis) of Your average Participant Account Value.	May not be available in all states or in all Plans. This rider will only be included or offered if negotiated by the employer and HMLIC as part of the Contract. You should refer to the Contract and enrollment form for the optional riders available to You.

Name of benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
The premium bonus will never exceed 5% and will never be paid longer than 5 years. This rider will only be included or offered if negotiated by the employer and HMLIC as part of the Contract.
Portfolio Rebalancing	Automatically rebalances the Investment Options You select (either monthly, quarterly or annually) to maintain Your chosen mix of investment option	Standard	None	Cannot use with the dollar cost averaging option. Only available during the accumulation phase. Subject to portfolio restrictions.
Dollar Cost Averaging	Automatically transfers a specific amount of money from the Fixed Account to the Investment Options You have selected, at set intervals over a specific period of time.	Standard	None	Cannot use with the portfolio rebalancing option. Only available during the accumulation phase. Subject to portfolio restrictions.
Systematic Withdrawals	Automatically withdraws money (either monthly, quarterly, semi-annually or annually) from the Investment Options You select. The amount of the withdrawals are determined by the systematic withdrawal option you select.	Standard	None	Cannot use with the dollar cost averaging option. Only available during the accumulation phase. Subject to portfolio restrictions.
Buying the Contract

How Do I Purchase the Retirement Protector Qualified Variable Deferred Group Annuity Contract ?
Employers may purchase the Contract and Participants may purchase Certificates thereunder. To purchase a Certificate , You must complete an application bearing all requested signatures and a client profile form, in those instances when the purchase of this product was the result of a recommendation. For 457(b) and 401 Certificates the employer will purchase the Certificate on behalf of the employee/Participant, but the Participant will be required to complete an enrollment form and client profile form in those instances, when the purchase of this product was the result of a recommendation.

How Much Can I Contribute and How are My Contributions Invested?
Your premium payments will be invested in the Investment Options that You choose.
Qualified Policies (Purchased using pre-tax dollars)
Minimum Initial Annual Premium	$25 per month
Minimum Subsequent Annual Premiums	$300 annually
Maximum Subsequent Premiums (per Certificate Year after 1st Certificate Anniversary)	As permitted by IRS regulations
Maximum Total Premiums	$1,000,000 without Our prior approval
After Your initial premium payment, You are not required to make any additional premium payments under Your Certificate.
When Will Any Premium Payments that I Make be Credited to My Account?
Net Premium payments allocated to the Separate Account will be applied at the applicable Accumulation Unit Value next determined following receipt in good form (sufficiently clear so that We do not need to exercise any discretion to follow such instructions). The minimum premium payment for the Certificate is $25 per month or $300 per year. HMLIC limits the maximum cumulative premium to $1 million without Our prior approval.
If a registered representative recommended and completed the enrollment form and associated forms, the appropriate broker-dealer has approved the suitability and best interest of the sale, Your enrollment form is complete and Your initial premium payment has been received at Our Home Office, We will issue Your Certificate within two business days of its receipt, and credit Your initial Net Premium to Your Certificate.
If an incomplete enrollment form is received, HMLIC will promptly request additional information needed to process the enrollment form. Any initial premium payment received by HMLIC will be held in a suspense account, without interest, for a period not exceeding five business days unless otherwise directed by the applicant. If the necessary information is not received within these five business days HMLIC will return any initial premium payment received by HMLIC, unless otherwise directed by the applicant.
Allocation of Net Premiums—When You complete Your enrollment form, You will give Us instructions on how to allocate Your Net Premium payments among the Fixed Account and/or the available Subaccounts . The amount You direct to a particular Subaccount or to the Fixed Account must be in whole number percentages from 5% to 100% of the Net Premium payment. If You make additional premium payments, We will allocate the Net Premiums in the same manner as Your initial Net Premium payment. A request to change the allocation of premium payments will be effective on the Valuation Date of receipt of the request in good form.
Premium payments allocated to the Separate Account are credited on the basis of Accumulation Unit Value. The number of Accumulation Units purchased by Your premium payments is determined by dividing the dollar amount credited to each Subaccount by the applicable Accumulation Unit Value next determined following receipt of the payment at Our Home Office. The value of an Accumulation Unit is affected by the investment experience of the Portfolio Company, expenses and the deduction of certain charges under the Certificate .
Accumulation Units are valued on each Valuation Date. If We receive Your premium payment before 3:00 p.m. Central Time (or before the close of the NYSE, if earlier), We will process the order using the applicable Subaccount Accumulation Unit Value determined at the close of that Valuation Date. If We receive Your premium payment at or after 3:00 p.m. Central Time (or at or after the close of the NYSE if earlier), We will process the order using the applicable Subaccount Accumulation Unit Value determined at the close of the next Valuation Date.

Making Withdrawals: Accessing the Money in Your Contract

Can I Access the Money in My Account During the Asset Accumulations (Savings) Phase?
Yes. However, withdrawal of Account Value from Qualified Contracts are subject to any restrictions imposed by the Internal Revenue Code (IRC) or under the Qualified Retirement Plan. If not restricted by the IRC or Qualified Retirement Plan under which the Certificate is issued, You may surrender the Certificate or withdraw part of Your Participant Account Value for cash before Annuity Payments begin.
What is the Process to Request a Withdrawal of Money from My Certificate?
You may request a surrender or a partial withdrawal by submitting a signed, HMLIC form to HMLIC at Our Home Office at P.O. Box 4657, Springfield, Illinois 62708-4657. The kind of HMLIC form to be used will depend on whether any proceeds from the withdrawal/surrender are to be sent to any party other than the Participant. A Participant may request a HMLIC withdrawal/surrender form by writing to P.O. Box 4657, Springfield, Illinois 62708-4657or by calling 800-999-1030 or may download the form on Our secure website at horacemann.com.
For each withdrawal, You may specify the account(s) from which the withdrawal will be deducted. Unless You specify otherwise, withdrawals will be deducted from the Fixed Account and the Subaccount(s), each in proportion to their share of the sum of the Participant Account Value in these accounts. Your Participant Account Value will be reduced by the amount We distribute, per Your request, any applicable surrender charges and/or any applicable taxes and may be subject to a Market Value Adjustment. Withdrawals from the Certificate will reduce the Participant Account Value, the amount available to purchase Annuity Payments under the Certificate, and the death benefit. Any partial withdrawal is subject to a $100 minimum and may not reduce the Participant’s Account Value to less than $100.
The surrender or partial withdrawal of Variable Account Value (including a rollover, exchange, etc.) is determined on the basis of the Accumulation Unit Value. Withdrawals and surrenders will be processed either on a Valuation Date specified by You in a request, provided the Valuation Date specified occurs on or after receipt of the request in good form at Our Home Office, or on the Valuation Date following the receipt of such request in good form at Our Home Office. HMLIC ordinarily completes a transaction within seven calendar days after receipt of a request in good form for a partial withdrawal or surrender.
Can I Access the Money in My Account During the Annuity (Income) Phase?
You will receive payments under the Annuity Payment option You select. However, You generally may not take any other withdrawals.
Additional Information About Fees

The following tables describe the fees and expenses that You will pay when buying, owning, and surrendering or making withdrawals from the Certificate. Please refer to Your Certificate’s specification page for information about the specific fees You will pay each year based on the options You have elected.
The first table describes the fees and expenses that You will pay at the time that You buy the Certificate , surrender or make withdrawals from the Certificate, or transfer Account Value between Investment Options. State premium taxes may also be deducted.
Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments)	None
Deferred Sales Load (or Surrender Charge) (as a percentage of amount surrendered)	8% Maximum Surrender Charge
Exchange Fee	None
The next table describes the fees and expenses that You will pay each year during the time that You own the Certificate (not including Portfolio Company fees and expenses).
Annual Contract Expenses
Administrative Expenses (1)	$36

Base Contract Expenses (as a percentage of average Account Value)	1.25%
Optional Benefit Expenses (as a percentage of benefit base or other (e.g., average Account Value))	Guaranteed Minimum Death Benefit Rider — Step-up with Return of Premium — If this rider is selected, You will pay a charge not to exceed 0.20%(2) annually of Your average Participant Account Value.

Guaranteed Minimum Death Benefit Rider — Return of Premium with Interest — If this rider is selected, You will pay a charge not to exceed 0.30%(2) annually of Your average Participant Account Value.

Guaranteed Minimum Death Benefit Rider — Return of Premium — If this rider is selected, You will pay a charge not to exceed 0.05% annually of Your average Participant Account Value.

Premium Bonus Rider — Any separate charge for this rider will not exceed 0.50% annually of Your average Participant Account Value.
Loan Interest	The Loan Interest Rate will never be greater than that permitted by law.
(1)	We sometimes use multiple Certificate numbers, with the same first nine digits in the numbers, to segregate multiple sources of funds for a Participant, such as employee versus employer. In these situations, We will deduct only one annual maintenance fee per year for those multiple Certificate numbers. We reserve the right to change the annual maintenance fee for Certificates issued in the future.
(2)	If both the Guaranteed Minimum Death Benefit Rider—Step-up with Return of Premium and the Guaranteed Minimum Death Benefit Rider—Return of Premium with Interest are selected the total annual charge for both riders will not exceed 0.40% of Your average Participant Account Value.
The next item shows the minimum and maximum total operating expenses charged by the Portfolio Companies that You may pay periodically during the time that You own the Certificate. A complete list of Portfolio Companies available under the Certificate, including their annual expenses, may be found at the back of this document.
Annual Portfolio Company Expenses	Minimum	Maximum
(expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.04%	1.21%
Example
This Example is intended to help You compare the cost of investing in the Certificate with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Certificate expenses, and Annual Portfolio Company Expenses.
The Example assumes that You invest $100,000 in the Certificate for the time periods indicated. The Example also assumes that Your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Company Expenses and optional benefits available for an additional charge. Although Your actual costs may be higher or lower, based on these assumptions, Your costs would be:
If You surrender Your Contract at the end of the applicable time period:	1 year	3 years	5 years	10 years
	$1,136	$1,720	$2,208	$3,460

If You annuitize or do not surrender Your Contract at the end of the applicable time period:	1 year	3 years	5 years	10 years
	$323	$983	$1,664	$3,460

Appendix A: Portfolio Companies Available Under the Contract

The following is a list of Portfolio Companies available under the Contract and Certificates thereunder. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at dfinview.com/HoraceMann/TAHD/RP. You can also request this information at no cost by calling 1-800-999-1030 or by sending an email request to contactcenterannuity@horacemann.com.
The current expenses and performance information below reflects fees and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that Your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.
Type/Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1-year	5-year	10-year/ Since Inception	Inception Date
Lifecycle/Target date funds	Vanguard ® Retirement Income Fund / The Vanguard Group, Inc.
Lifecycle/Target date funds	Vanguard ® Target Retirement 2015 Fund/ The Vanguard Group, Inc.
Lifecycle/Target date funds	Vanguard ® Target Retirement 2025 Fund/ The Vanguard Group, Inc.
Lifecycle/Target date funds	Vanguard ® Target Retirement 2035 Fund/ The Vanguard Group, Inc.
Lifecycle/Target date funds	Vanguard ® Target Retirement 2045 Fund/ The Vanguard Group, Inc.
Lifecycle/Target date funds	Vanguard ® Target Retirement 2055 Fund/ The Vanguard Group, Inc.
Lifecycle/Target date funds	Vanguard ® Target Retirement 2065 Fund/ The Vanguard Group, Inc.
Large Value	T Rowe Price Equity Income Fund — Investor Class / T. Rowe Price Associates, Inc.
Large Core	Vanguard ® 500 Index Admiral Shares / The Vanguard Group, Inc.
Large Growth	T Rowe Price Growth Stock Fund — Investor Class / T. Rowe Price Associates, Inc.
Mid Core	Vanguard ® Extended Market Index Admiral Shares / The Vanguard Group, Inc.
Small Value	T Rowe Price Small-Cap Value Fund — Investor Class / T. Rowe Price Associates, Inc.
Small Core	Vanguard ® Small Cap Index Admiral Shares / The Vanguard Group, Inc.

Type/Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1-year	5-year	10-year/ Since Inception	Inception Date
Small Growth	MFS VIT New Discovery Fund Initial Class / MFS
International Stock Funds	T Rowe Price Emerging Markets Stock Fund — Investor Class / T. Rowe Price Associates, Inc.
International Stock Funds	T Rowe Price Overseas Stock Fund — Investor Class / T. Rowe Price Associates, Inc.
International Stock Funds	Vanguard ® Developed Markets Index — Admiral Shares / The Vanguard Group, Inc.
International Stock Funds	Vanguard ® Emerging Markets Stock Index Admiral Share / The Vanguard Group, Inc.
Real Estate	T Rowe Price Global Real Estate — Investor Class / T. Rowe Price Associates, Inc.
Real Estate	Vanguard ® REIT Index Admiral Shares / The Vanguard Group, Inc.
Corporate Bond	American Funds IS New World Fund / Capital Research and Management Company
Corporate Bond	Fidelity VIP Investment Grade Bond Initial Class / Fidelity Management & Research Co.
Corporate Bond	Vanguard ® Short-Term Inflation-Protected Securities / The Vanguard Group, Inc.
Corporate Bond	Vanguard ® Total Bond Market Index Admiral Shares / The Vanguard Group, Inc.
Global Bond	American Funds IS Capital World Bond Fund 1 / Capital Research and Management Co.
High Yield Bond	T Rowe Price Spectrum Income Fund — Investor Class / T. Rowe Price Associates, Inc.
High Yield Bond	Vanguard ® High-Yield Corporate Fund Admial Shares / The Vanguard Group, Inc.

Type/Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1-year	5-year	10-year/ Since Inception	Inception Date
Balanced Fund	Vanguard ® STAR Fund / The Vanguard Group, Inc.
Money Market	Vanguard ® Federal Money Market Fund (available August 1, 2016) / The Vanguard Group, Inc.

*These expenses reflect temporary fee reductions. The details about these waivers can be found in the Portfolio Company prospectus at dfinview.com/HoraceMann/TAHD/RP

This Summary Prospectus incorporates by reference the Retirement Protector prospectus and Statement of Additional Information (SAI), both dated May 1, 2022, as amended or supplemented. The SAI may be obtained, free of charge, in the same manner as the prospectus.
EDGAR Filing Number C000116281